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                                                                    EXHIBIT 10.5



                 EUROBANK MASTER TRUST RETIREMENT PLAN PROGRAM
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                                TABLE OF CONTENT

ARTICLE I
PURPOSE AND IMPLEMENTATION OF THE PLAN

IN GENERAL............................................................         1

ARTICLE II
DUTIES AND RESPONSIBILITIES

 POWERS AND RESPONSIBILITIES OF THE EMPLOYER..........................         1
 ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY...............         2
 ALLOCATION AND DELEGATION OF RESPONSIBILITIES........................         2
 POWERS, DUTIES AND RESPONSIBILITIES..................................         2
 RECORDS AND REPORTS..................................................         3
 APPOINTMENT OF CONSULTANTS AND ADVISERS..............................         3
 INFORMATION FROM EMPLOYER............................................         3
 PAYMENT OF EXPENSES..................................................         4
 MAJORITY ACTIONS.....................................................         4
 CLAIMS PROCEDURE.....................................................         4
 CLAIMS REVIEW PROCEDURE..............................................         4

ARTICLE III
ELIGIBILITY

 CONDITIONS OF ELIGIBILITY............................................         5
 APPLICATION FOR PARTICIPATION........................................         5
 EFFECTIVE DATE OF PARTICIPATION......................................         5
 DETERMINATION OF ELIGIBILITY.........................................         5
 TERMINATION OF ELIGIBILITY...........................................         5
 OMISSION OF ELIGIBLE EMPLOYEE........................................         5
 ELECTION NOT TO PARTICIPATE..........................................         5
 CONTROL OF ENTITIES BY OWNER-EMPLOYEE................................         6
 LEASED EMPLOYEES.....................................................         6
 RE-EMPLOYMENT........................................................         6

 ARTICLE IV
 CONTRIBUTION AND ALLOCATION

 FORMULA FOR DETERMINING CONTRIBUTION AND ALLOCATION..................         6

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
       TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION
    ACCOUNTING AND ALLOCATIONS.......................................          8
    OVERALL LIMITATION OF BENEFITS...................................          8
    ADJUSTMENT FOR EXCESSIVE CONTRIBUTIONS...........................         12
    TRANSFER FROM QUALIFIED PLANS....................................         12
    EMPLOYEE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS...................         13
    NON-FORFEITURE UPON WITHDRAWAL OF EMPLOYEE CONTRIBUTION..........         14

         ARTICLE VI
    DISTRIBUTION OF BENEFITS
    DETERMINATION OF BENEFITS UPON RETIREMENT........................         14
    DETERMINATION OF BENEFITS UPON DEATH.............................         14
    DETERMINATION OF BENEFITS IN EVENT OF DISABILITY.................         16
    DETERMINATION OF BENEFITS UPON TERMINATION.......................         16
    DISTRIBUTION OF BENEFITS.........................................         18
    WITHDRAWALS OF VOLUNTARY CONTRIBUTIONS...........................         20
    WITHDRAWALS OF ELECTIVE DEFERRAL CONTRIBUTIONS...................         20
    MANNER OF MAKING WITHDRAWALS.....................................         21
    LIMITATIONS ON WITHDRAWALS.......................................         22
    LOANS TO PARTICIPANTS............................................         22
    DISTRIBUTION OF BENEFITS UPON DEATH..............................         23
    TIME OF SEGREGATION FOR DISTRIBUTION.............................         25
    DISTRIBUTION FOR MINOR BENEFICIARY...............................         25
    LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN...................         26
    NO SUSPENSION OF BENEFITS........................................         26

ARTICLE VII
TRUSTEES

    RESPONSIBILITIES OF THE TRUSTEE..................................         26

ARTICLE V
VALUATIONS

    VALUATION OF THE TRUST FUND......................................         26
    METHOD OF VALUATION..............................................         26

                                       ii

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
ARTICLE VIII

                       AMENDMENT, TERMINATION, AND MERGERS

    BANK'S POWER TO AMEND............................................         27
    AMENDMENT........................................................         27
    AMENDMENT BY ADOPTING EMPLOYER...................................         27
    TERMINATION......................................................         27
    MERGER OR CONSOLIDATION..........................................         28

                                   ARTICLE IX
                                  MISCELLANEOUS

    EMPLOYER ADOPTIONS...............................................         34
    AGGREGATION RULES................................................         34
    FAILURE OF QUALIFICATION.........................................         35
    APPLICABLE LAW...................................................         35
    INVALIDITY OF CERTAIN PROVISIONS.................................         35
    PARTICIPANT'S RIGHTS.............................................         35
    ALIENATION.......................................................         35
    CONSTRUCTION OF AGREEMENT........................................         36
    GENDER AND NUMBER................................................         36
    LEGAL ACTION.....................................................         36
    PROHIBITION AGAINST DIVERSION OF FUNDS...........................         36
    RECEIPT AND RELEASE FOR PAYMENTS.................................         36
    ACTION BY THE EMPLOYER...........................................         36
    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY...............         37
    HEADINGS.........................................................         37
    APPROVAL BY THE PUERTO RICO TREASURY DEPARTMENT..................         37
    UNIFORMITY.......................................................         37

                                    ARTICLE X
                             PARTICIPATING EMPLOYERS

    ELECTION TO BECOME A PARTICIPATING EMPLOYER......................         38
    REQUIREMENTS OF PARTICIPATING EMPLOYERS..........................         38
    DESIGNATION OF AGENT.............................................         38
    PARTICIPATING EMPLOYERS CONTRIBUTION.............................         39
    AMENDMENT........................................................         39
    DISCONTINUANCE OF PARTICIPATION..................................         39
    ADMINISTRATORS AUTHORITY.........................................         39

                                       ii

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                                    ARTICLE I
                                   IN GENERAL

PURPOSE AND PLAN IMPLEMENTATION. This Plan is a master plan sponsored by EuroBank (the Bank) and is known as the EUROBANK MASTER TRUST RETIREMENT PLAN PROGRAM. The Employer, by execution of the Adoption Agreement adopts the Plan to provide retirement, death and/ or disability benefits for eligible employees and their beneficiaries. This Plan is a master plan and is designed to permit adoption of profit-sharing provisions, money purchase pension provisions, target benefit pensions provisions, salary deferral and savings provisions, or all of them. The provisions herein and selections made by the Employer by execution of the Adoption Agreement, shall constitute the Plan. It is intended that the Plan and Trust qualify under section 1165 (a) of the Puerto Rico Internal Revenue Code of 199_ , as amended, (the Code) or any superseding law and that, to the extent applicable, they comply with the provisions of Employee Retirement Income Security Act of 1974, as amended (DERISAD). In addition, pursuant to Section 1022 (i) (1) of ERISA, it is intended that the Trust be exempt from federal income taxes under Section 501 (a) of the U.S. Internal Revenue Code 1986, as amended.

                                   ARTICLE II
                   POWERS AND RESPONSIBILITIES OF THE EMPLOYER

      The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Agreement, the Code and ERISA. The Employer shall establish a "funding policy and method", or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title 1 of the Act.

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      The Employer may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

      The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY: The Employer shall appoint one or more Administrators. Any person, subject to a due diligence process of selection, shall be eligible to serve as an Administrator. A person so appointed shall signify his acceptance by filing written acceptance with the Employer. An administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified. The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

ALLOCATION AND DELEGATION OF RESPONSIBILITIES: If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

POWERS, DUTIES AND RESPONSIBILITIES: The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan' provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a non-discriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified Plan under the terms of Section 1 I65(a) of the Code as amended from time to time, and shall comply with the terms of the Act and all regulations issued pursuant thereto, The Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.

      The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                  (a) to determine all questions relating to the eligibility of Employee to participate or remain Participant hereunder;

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                  (b)   to compute, certify, and direct the Trustee with respect
                        to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                  (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                  (d) to maintain all necessary records for the administration of the Plan;

                  (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                  (f) to determine the size and type of any Contract to be purchased, and to designate from which investment provider such Contract shall be purchased;

                  (g) for plans other than Profit Sharing Plans, to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

                  (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designated to accomplish specific objectives;

                  (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan; and

                  (j) to notify Participants, their spouses and Beneficiaries of their rights to elect Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities as required by the Act and regulations thereunder.

RECORDS AND REPORTS: The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other date that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Puerto Rico Treasury Department, the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

APPOINTMENT OF CONSULTANTS AND ADVISERS: The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, and advisors, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

INFORMATION FROM EMPLOYER: To enable the Administrator to perform his functions, the Employer shall Supply Full and timely information to the Administrator on all matters relating to the

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Compensation of all Participants, their Hours of Service, their Years of
Service, their retirement, death, Total and Permanent Disability, or termination of employment, and such other pertinent facts as the Administrator may require' and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as it is supplied by the Employer and shall have no duty or responsibility to verify such information.

PAYMENT OF EXPENSES: All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counselors, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense paid to the Trust Fund as a reimbursement shall not be considered as an Employer contribution.

MAJORITY ACTIONS: Except where there has been an allocation and delegation of administrative authority, if there shall be more than one Administrator, they shall act by a majority of their number or may authorize one or more of them to sign all papers on their behalf.

CLAIMS PROCEDURE: Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application thereof is filed. in the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

CLAIMS REVIEW PROCEDURE: Any Employee, former Employee or Beneficiary who has been denied a benefit by a decision of the Administrator shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon five business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court report and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of up to 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE II
                                   ELIGIBILITY

CONDITIONS OF ELIGIBILITY: Any Employee shall be eligible to participate hereunder on the date he has satisfied the requirement specified in the Adoption Agreement. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan in sufficient time to enable such prospective Eligible Employee to submit an application for participation in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

APPLICATION FOR PARTICIPATION: In order to become a Participant hereunder, each Eligible Employee must make application to the Employer for participation in the Plan and agree to the terms hereof. For plans other than Thrift Plans, if any Employee otherwise qualified to become a Participant fails to file such application, the Employer shall file such application on behalf of such Employee on a nondiscriminatory basis. Up the acceptance of any benefits under this Plan, such Employee shall automatically be bound by the terms and conditions of this Plan and all amendments hereto.

EFFECTIVE DATE OF PARTICIPATION: An Employee who has become eligible to be a Participant shall become a Participant effective as of the day specified in the Adoption Agreement.

DETERMINATION OF ELIGIBILITY: The administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with this Plan and the Act, provided such determination shall be subject to review under the terms of the Plan.

TERMINATION OF ELIGIBILITY: A Participant shall cease to be eligible to participate in the Plan as of the first day of a Plan Year during which he has a Break in Service. In the event a Participant becomes ineligible to participate solely because he is no longer a member of a class eligible to participate, such Former Participant shall continue to vest in his interest in the Plan until such time as he has a Break in Service.

OMISSION OF ELIGIBLE EMPLOYEE: if, in any Fiscal Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made and allocated, his Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code by such Employer.

ELECTION NOT TO PARTICIPATE: If this Plan, as adopted by the Employer, is not a standardized form plan (as that term is defined in Revenue Procedure 84-23) then, an Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year. A Participant in making this election shall have the right to modify or revoke this election no later than 30 days after the effective date of Participation in a subsequent Plan Year.

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CONTROL OF ENTITIES BY OWNER-EMPLOYEE: If this Plan provides contributions or benefits for one or more Owner-Employees who control both the Employer and one or more other entities, this Plan and the plan established for those other entities must, when treated as a single Plan, satisfy Code Sections 1165 for the Employees of this and all other entities.

LEASED EMPLOYEES: Any leased employee shall be treated as an Employee of the recipient Employer' however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. The preceding sentence shall not apply to any leased employee if such employee is covered by a money purchase pension plan providing" (1) a nonintegrated employer contribution rate of at least 7-1/2 percent of compensation, (2) immediate participation, and
(3) full and immediate vesting. For purposes of this paragraph, the term "leased employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Internal Revenue Code on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by Employees in the business field of the recipient Employer.

RE-EMPLOYMENT: If any Former Participant shall be reemployed by the Employer before a Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

      A Former Participant who did not have a nonforfeitable right to any portion of his Participant/s Account at the time of termination shall be considered a new Employee, for eligibility purposes, if the number of his consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of years of eligibility service credited to him before such Breaks in Service. If the number of such Former Participant/s years of eligibility service exceeds the number of consecutive Breaks in Service, or he has fewer than five Breaks in Service, such Former Participant shall participate immediately upon his return to the employ of the Employer provided that he is then a member of a class of Employees eligible to participate in the Plan.

                                   ARTICLE III
                           CONTRIBUTION AND ALLOCATION

FORMULA FOR DETERMINING CONTRIBUTION AND ALLOCATION: FOR MONEY PURCHASE PLAN

If the Employer has executed the Adoption Agreement for a Money Purchase Plan, then the Employer shall contribute on behalf of each Participant, for each year of his participation in this Plan, an amount equal to the percentage of his annual Compensation specified in the Adoption Agreement. For any Compensation specified in the Adoption Agreement. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee

      Any Forfeitures will reduce Employer contributions for the Plan Year after the Forfeitures occur.

FOR PROFIT SHARING PLAN. If the Employer has executed the Adoption Agreement for a Profit Sharing Plan, the Employer shall contribute for each Plan Year out of Net Profits an amount to be determined based on the election specified in the Adoption Agreement. The amount contributed to the Plan plus any Forfeitures are to be allocated among the Participants as follows:

      If the Plan is not integrated, Employer Contributions plus any Forfeitures will be allocated among Participant Accounts in the ratio that each Participant's Compensation bears to the aggregate Compensation of all Participants.

      If the Plan is integrated, the Employer contributions plus any Forfeitures will be allocated among Participants' Accounts in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level selected in the Adoption Agreement bears to such Compensation of all Participants, provided that for any Plan Year the amount credited under this paragraph to any Participant shall not exceed the product of the tax rate applicable to the Employer's contribution for old age, survivors and disability insurance (OASDI) under the Social Security Act (as in effect on the first day of the Plan Year) times the amount of Participant's Compensation in excess of the integration level selected in the Adoption Agreement.

      Any remaining Employer contributions or Forfeitures will be allocated among all Participant's accounts (whether or not they received an allocation under the preceding paragraph) in the ratio that each Participant's Compensation for that Plan Year.

      If the Employer has executed the Adoption Agreement for a Thrift Plan, the following provisions apply:

      EMPLOYER CONTRIBUTIONS: The Employer shall make a contribution to the Plan for each Plan Year out of its Net Profits on behalf of each Participant who makes Employee Contributions during the Plan Year. The amount of the Employer/s contribution shall be equal to the product of (i) each such Employee contribution and (ii) the Employer contribution percentage designated in the Adoption Agreement.

      Employer contributions to the Plan are to be reduced by any Forfeitures. If Employer contributions, after being reduced by any Forfeitures, exceed the Employer/s Net Profits, the contribution on behalf of each Participant shall be reduced pro rata, so that the aggregate Employer contribution for the Plan Year does not exceed such Net Profits.

      EMPLOYEE CONTRIBUTIONS: Each Participant shall give the Employer written authorization for the Employer to make payroll deductions to be contributed to the Plan as Employee Contributions. These contributions are not to be greater than the maximum percentages designated in the Adoption Agreement, and shall apply only to payroll periods subsequent to the Participant's commencement of participation in the Plan. The Employer will deposit the required contributions in the Trust Fund as quickly as practicable subject to any minimum contribution applicable rules. Participants may increase or decrease the amount of payroll deductions to be deposited at times specified by the Employer. The timing and frequency of these changes must be handled in a consistent manner for all Participants.

      A Participant's Account balance attributable to his Employee Contributions shall be 100% Vested at all times.

      In the case of the reinstatement of the forfeited portion of an account of a Former Participant, the Employer shall contribute, without regard to Net Profits, an amount sufficient, when added to Forfeitures, to permit such reinstatement.

TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION: The Employer shall pay to the Trustee its contribution to the Plan foe each Plan Year within the time prescribed by law, including extensions, for the filing of the Employer's federal income tax return for its corresponding Fiscal Year.

ACCOUNTING AND ALLOCATIONS: The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as hereafter set forth. The assets of the Trust Fund will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust Fund will be allocated to each Participant's Account in the ratio that such account balance bears to all account balances.

      The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer Contribution and Forfeitures for each Plan year. Within 45 days after the date of receipt by the Administrator of such information, the Administrator shall allocate such contributions and Forfeitures to each Participant's Account in accordance with the term of the Plan.

      The value of assets of the Trust Fund shall be based on: (a) the fair market value of the assets of the Trust Fund (other than Contracts) determined as of the later of the date of the event which gave rise to the distribution, or the date of liquidation of assets if such liquidation is necessary in order to make a distribution' and (b) the cash surrender value of the Contracts determined as of the date of such annual valuation.

      Participants' Accounts shall be debited for any premiums paid on insurance or annuity Contracts and credited with any cash dividends received on insurance Contracts pursuant to the term of such Contracts.

      As of each Anniversary Date, any amounts which became Forfeitures since the preceding Anniversary Date shall be used to reduce the Employer's contribution for the Plan Year in which such Forfeitures occur in the case of either a Money Purchase Plan or an Assumed Benefit Plan.

      Any Participant who completed a Year of Service and during the Plan Year terminated employment, died, incurred a Total and Permanent Disability, or retired shall share in the allocations as provided in the Adoption Agreement.

      If a Former Participant is reemployed after a Break in Service, separate accounts shall be maintained as follows: one account for nonforfeitable benefits attributable to pre-break service; and one account representing his benefits in the Plan attributable to post-break service

OVERALL LIMITATION OF BENEFITS: If the Participant does not participate in, and has never participated in, another qualified plan or a welfare benefit fund, maintained by the Employer, the amount of Annual Additions which may he credited to the Participant's Account for which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

      Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

      As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

      If there is an Excess Amount, it will be disposed of as follows:

                  (ii) Any nondeductible voluntary employee contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant.

                  (iii) If, after the application of subparagraph (i), an Excess
                        Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (iv) If, after the application of subparagraph (i), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (v) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the investment gains and losses of the Trust Fund.

      Unless otherwise specifically provided for in the Adoption Agreement, if, in addition to this Plan, the Participant is covered during any Limitation Year under another qualified defined contribution plan maintained by the Employer that is a Master or Prototype Plan, or a welfare benefit fund as defined in
Section 419 (e) of the Internal Revenue Code maintained by the Employer, the Annual Additions which may be credited to a Participant's Accounts under this Plan for that Limitation Year will not exceed the Maximum Permissible Amount reduced by the annual additions credited to the Participant's accounts under the other plans and welfare benefit funds for the same Limitation Year If the annual addition with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contributions that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and welfare benefit funds for the Limitation Year will equal the

Maximum Permissible Amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

      If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                  (ii)  the total Excess Amount allocated as of such date, times

                  (iii) the ratio of (1) the Annual Additions allocated to the
                        Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other defined contribution Master or Prototype Plan

Any excess amount attributed to this Plan will be disposed in the manner described in Plan.

      If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with this Plan as though the other plan was a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

      If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Limitation on Allocations section of the Adoption Agreement.

For purposes of this Section, the following terms shall be defined as follows:

1. ANNUAL ADDITIONS means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                  (i)   all Employer Contributions,

                  (ii)  all Forfeitures, and

                  (iii) the lesser of (1) one-half of the nondeductible employee contributions or (2) the nondeductible employee contributions in excess of six percent (6%) of such Participant's Compensation for the Limitation Year.

      For this purpose, any Excess Amount used in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

                  (iv) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation,

                  (v) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (vi) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (vii) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity Contract (whether or not the contributions are excludable from the gross income of the Employee).

2. DEFINED BENEFIT PLAN FRACTION means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the Limitation Year under Internal Revenue Code Section 415(b)(1)(A) or 140 percent of his Highest Average Compensation. Notwithstanding the above, if the Participant was a participant in one or more qualified defined benefit plans maintained by the Employer which were in existence on July 1, 1982, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefit under such plans which the Participant had accrued as of the later of September 30, 1983, or the end of the last Limitation Year beginning before January 1, 1983.

3. DEFINED CONTRIBUTION PLAN FRACTION means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions) attributable to the Participant's nondeductible voluntary employee contributions to such plans and all other defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds as defined in Section 419(e) of the Internal Revenue Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years with the Employer (regardless of whether a defined contribution was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under the Internal Revenue Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such Limitation Year.

      If the Participant was a Participant was a Participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982, the numerator of this fraction will be adjusted in the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
(1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of September 30, 1983, would be computed as of the later of September 30, 1983, or the end of the last limitation Year beginning before January 1, 1983. This adjustment will be made only if the defined contribution plans individually and in the aggregate satisfied the requirements of Section 415 as in effect at the end of the 1982 Limitation Year. This adjustment will also be made if at the end of the Last Limitation Year beginning before January 1, 1984 the sum of the fractions exceed 1.0 because of accruals or additions that were made before the limitations of this article became effective with respect to any plans of the Employer in existence on July 1, 1982. For purposes of this paragraph, a Master or Prototype Plan with an opinion tetter issued before January 1, 1983, which was adopted by the Employer on or before September 30, 1983 is treated as a plan in existence on July 1, 1982.

ADJUSTMENT FOR EXCESSIVE CONTRIBUTIONS:

      (a) If as a result of a reasonable error in estimating a Participant's Annual Compensation, or other facts and circumstances to which
            Section 1.425-6(b)(6) of the Income Tax Regulations, as amended, or as replaced from time to time, shall be applicable, the Annual Addition to a Participant's Account exceeds the maximum provided in
            Section 4.4, the Administrator shall treat the excess pursuant to
            Section 4.4(a)4

      (b) In the event the Employer makes an excessive contribution to the Trust Fund under a mistake of fact, as that term is used in Section 4043(c)(2)(A) of the Act, the Employer may demand repayment of such excess amount at any time within one (1) year following the time of payment, and the Trustees shall return such amount to the Employer within the one (l) year period.

TRANSFERS FROM QUALIFIED PLANS: If specified in the Adoption Agreement and with the consent of the Administrator, amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust Fund or create adverse tax consequences to the Employer. The amounts so transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account" to be held by the Trustee pursuant to the provisions of the Plan and Trust Fund. Such account shall be fully Vested at all time and shall not be subject to Forfeiture for any reason.

      At Normal Retirement Date, or such other date when the Participant or his beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant.

      Unless the Administrator directs that the Participant's Rollover Account be segregated into a separate account for each Participant in annuities, a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee, it shall be invested as part of the general Trust Fund and shall share in any income earned thereon, any investment gains and losses attributable thereto, less any expenses, pursuant to the terms of this Plan.

      The Administrator may direct that transfer made after the first month of the Plan Year pursuant to this Section be segregated into a separate account for each Participant in annuities, a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made.

      The following amounts may be transferred from another qualified plan; (i) amounts transferred to this Plan directly from another qualified plan; (ii) qualifying rollover distributions from another qualified plan which are transferred to this Plan within sixty (60) days following receipt; (iii) amounts transferred to this Plan within sixty (60) days of distribution from a conduit individual retirement account or annuity that has no assets other than assets which were previously distributed to the Participant from another qualified corporate plan as a qualifying rollover distribution and which were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof, and the earnings on such assets.

      Prior to accepting any transfer to which this Section applies, the Administrator may request the Participant to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

EMPLOYEE NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS: If permitted in the Adoption Agreement, each Participant may elect to voluntarily contribute up to 10% of his aggregate Compensation earned while a Participant under this Plan. Such contribution shall be paid to the Trustee no later than 30 days after the Plan year for which it is made. The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

      A Participant may elect to withdraw his Employee nondeductible voluntary contributions from his Voluntary Contribution Account except where prohibited by the Contracts. The consent of the Participant's spouse must be obtained in the 90 day period prior to the withdrawal.

      At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of his Voluntary Contribution Account shall be used to provide additional benefits to the Participant.

      In any case in which an individual is a Participant in two or more qualified plans maintained by the same Employer, the aggregate Employee nondeductible voluntary contributions to all plans may not exceed 10% of his aggregate Compensation earned while a Participant in the respective plan. If a participant does not contribute the 10% maximum contribution in any Plan Year, he shall be permitted to make up any such contributions in a future year.

      All amounts allocated to a Voluntary Contribution Account may be treated as a directed investment account.

NON-FORFEITURE UPON WITHDRAWAL OF EMPLOYEE CONTRIBUTION: If permitted in the Adoption Agreement, all Participants may direct the Trustee as to the investment of all or a portion of their individual account balances. To the extent so directed, the Trustee is relieved of its fiduciary responsibilities as provided in Section 404 of the ERISA. The Vested portion of the account of any Participant so directing will thereupon be considered a directed investment account.

      A separate directed investment account shall be established for each Participant who has directed an investment. The directed investment account shall be charged or credited, as appropriate, with the net earnings, gains, losses and expenses as well as appreciations or depreciations in market value during each Plan Year attributable to such account.

                                   ARTICLE IIV
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

DETERMINATION OF BENEFITS UPON RETIREMENT: Every Participant may terminate his employment with the Employer and retire for the purpose hereof on his Normal Retirement Date. Upon such Normal Retirement Date, all amounts credited to such Participant's Account as of the Normal Retirement Date specified in the Adoption Agreement shall become distributable to him in accordance with this Article. However, if a Participant continues employment beyond his Normal Retirement Date under protection of state or federal age discrimination statutes, or by consent of the Employer, the Participant shall continue to participate in the Plan until his Late Retirement Date. Upon a Participant's Normal Retirement Date or Late Retirement Date, whichever is applicable, the Trustee shall distribute all amounts credited to such Participant's Account.

      If a Participant in an Assumed Benefit Plan with the consent of the Employer remains in its employ after his Normal Retirement Date, the Employer's contributions with respect to such Participant shall cease as of his Normal Retirement Date and the Participant shall not make any nondeductible voluntary contributions after his Normal Retirement Date.

DETERMINATION OF BENEFITS UPON DEATH: Upon the death of a Participant before retirement or other termination of his employment, all amounts credited to such Participant's Account shall become fully Vested. As of the Anniversary Date coinciding with or next following such death, the Administrator shall direct the Trustee, in accordance with the provisions of the Plan, to distribute the value of the deceased Participant's Account to the Participant's Beneficiary. Unless elected in a writing consent to by the Participant's spouse the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a Qualified Preretirement Survivor Annuity. Such consent must be witnessed by a plan representative or a notary public and shall be limited to a benefit for a specific alternate beneficiary. Such consent shall not be valid with respect to any other spouse of the Participant. No consent will be needed if the Participant establishes to the satisfaction of a plan representative that the Participant has no spouse, or the spouse cannot be located, or other circumstances preclude the necessity of the spouse's consent. In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filling written notice of such revocation or change with the Administrator. However the Participant's spouse must again consent in writing as described above, to any such change or revocation unless the surviving spouse is to receive a Qualified Preretirement Survivor Annuity.

      The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the account of a deceased Participant or a deceased Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

      In the event of any conflict between the terms of this Plan and terms of any Contract issued hereunder, the Plan provisions shall control. Upon the death of a Participant subsequent to the commencement of his retirement benefits, his Beneficiary shall be entitled to whatever death benefit may be available under the settlement arrangement pursuant to which the Participant's benefit is made payable.

      Notwithstanding anything herein to the contrary, for any Plan year which begins on or after January 1, 1985, unless otherwise elected in the periods described in ERISA, and pursuant to the spousal consent requirements, if a Participant with a Vested benefit is married on the date of his death, his surviving spouse will receive the death benefit payable under this Section in the form of a qualified Preretirement Survivor Annuity. A Qualified Preretirement Survivor Annuity is an annuity for the life of the surviving spouse purchased with the Participant's Vested benefit. The surviving spouse may elect to have such annuity distributed immediately.

With respect to a Participant's election not to receive a Qualified Preretirement Survivor Annuity, the election must be in writing, consented to by the Participant's spouse and must be made during an election period:

            (1) Which begins on the first day of the Plan Year in which the Participant reaches age 35, and

            (2)   Which ends on the date of his death.

      Notwithstanding the foregoing, with respect to a Participant with a Vested benefit who has terminated employment with the Employer, the election period with respect to any account balance determined as of the date of his termination of employment will begin not later than such termination. For Plan Years beginning on or after January 1, 1985, with regard to the election not to receive a Qualified Preretirement Survivor Annuity, the Administrator, within the period beginning with the first day of the Plan Year in which the Participant reaches age 32, and ending with the close of the Plan Year in which the Participant reaches Age 35, will provide the Participant with non-technical written explanation containing the following information:

                  -The terms and conditions of the Qualified Preretirement Survivor Annuity.

                  -The Participant's right to make, and the effect of, an election not receive a Qualified Preretirement Survivor Annuity.

                  -The right of the Participant's spouse to consent to the election not to receive a Qualified Preretirement Survivor Annuity.

                  -The right of the Participant to revoke the election not to receive a Qualified Preretirement Survivor Annuity, and the effect of such a revocation.

      If the Participant enters the Plan after the first day of the Plan Year in which the Participant attains age 32, the Plan Administrator shall provide notice no later than the close of the third Plan Year succeeding the entry of the Participant in the Plan.

      Notwithstanding any of the foregoing to the contrary, the provisions of this Plan regarding a Qualified Preretirement Survivor Annuity will apply only to a Participant:

            (3) Who performs at least 1 Hour of Service, whether or not applicable to a paid leave of absence on or after August 23, 1984; and

            (4)   Who dies before the Annuity Starting Date.

DETERMINATION OF BENEFITS IN EVENT OF DISABILITY: In the event a Participant retires prior to his Normal Retirement Date because of Total and Permanent Disability in the opinion of a physician selected by the Administrator, all amount credited to such Participant's Account as of the subsequent Anniversary Date shall become fully Vested. As of the Anniversary Date coinciding with or next following the event of Total and Permanent Disability, the Trustee in accordance with the provisions of the Plan shall distribute to such Participant all amounts credited to such Participant's Account.

      Any determination under this Section that a Participant has incurred Total and Permanent Disability shall in no way affect or be affected by, any determination of disability under any Contract on that Participant's life containing a disability premium waiver provision.

DETERMINATION OF BENEFITS UPON TERMINATION: If A Participant/s employment terminates for any reason other than retirement, death, or Total and Permanent Disability, and the Participant's Vested Account balance from Employer and Participant contributions is not greater than $3,500, the Administrator shall direct the Trustee to distribute the value of the entire Vested portion of such Account balance and the non-Vested portion will be treated as a Forfeiture. However, no distribution shall be made pursuant to the preceding sentence after the first day of the first period for which an amount is received as an annuity unless the Participant and his or her spouse (or the Participant's surviving spouse) consents in writing to such distribution.

      In the event the Vested portion of a Participant's Account is not distributed, the amount shall remain in a separate account for the Terminated Participant and will share in allocations until such time as a distribution is made to the Terminated Participant.

      If Contracts have been issued under the Plan on the life of a Terminated Participant, the Administrator shall surrender such Contracts to the Insurer, unless the Participant elects to take an assignment of the Contracts, as described below, for their cash values and such cash values shall become part of the Participant's Account balance.

      In the event that the amount of the Vested portion of the Terminated Participant's Account equals or exceeds the cash surrender value of any Contracts, the Trustee, when so directed by the Administrator and at the direction of the Terminated Participant (and his or spouse if the value exceeds $3,500), shall transfer to such Terminated Participant all Contracts on his life in such form or with such endorsements, if any, as required by law restricting any right of the Terminated Participant to surrender, transfer, or otherwise realize cash on the Contract or Contracts prior to Normal Retirement Date. In the event that the Vested portion is less than the cash surrender value, the Trustee, when so directed by the Administrator and at the direction of the Terminated Participant (and his or her spouse if the value exceeds $3,500), shall either (1) sell such Contract to the Terminated Participant for an amount equal to such excess cash surrender value or (2) reduce the cash surrender value to equal the Vested portion and then transfer the Contract to the Terminated Participant as described in the preceding sentence.

      Except as described in the preceding paragraph, distribution of the benefits due to a Terminated Participant shall be made on the occurrence of the Terminated Participant's death, Total and Permanent Disability or having reached his Normal Retirement Date. However, at the direction of the Terminated Participant, the Administrator shall direct the Trustee to cause the Vested portion of the Terminated Participant's Account to be payable to such Terminated Participant as though he had retired. In that event the Non-Vested portion of the Participant's Account will be treated as a Forfeiture. However, a Terminated Participant's Vested Benefit derived from Employer and Employee contributions, may not distributed to him without his and his spouse's written consent if the value exceeds $3,500.

      If the Participant with the Plan Administrator's consent elects to have distributed less than the entire Vested portion of the Account balance derived from Employer Contributions, the part of the Non-Vested portion that will be treated as a Forfeiture is the total Non-Vested portio multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the Vested Employer derived Account balance.

      If a Participant receives a distribution pursuant to this Section and the Participant resumes employment covered under this Plan, the Participant's Employer derived Account balance will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution attributable to Employer contributions before the Participant incurs 5 consecutive Breaks in Service following the date of distribution.

      The Vested portion of any Participant's Account shall be a percentage of the value of that account determined on the basis of the Participant's number of Years of Service according to the vesting schedule specified in the Adoption Agreement.

      If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested Percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of the amendment or restatement. A Participant's Vested interest into the Plan shall not be reduced as the result of any direct or indirect amendment to the Plan.

      If this is an amended or restated Plan, then a Participant with at least five (5) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment or restatement. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

            (i)   the adoption date of the amendment,

            (ii)  the effective date of the amendment, or

            (iii) the date the Participant receives written notice of the amendment from the Employer or Administrator.

      Notwithstanding the provisions of this Plan, no distribution shall be made to any Participant because of termination of employment for any reason other than retirement, death or Total and Permanent Disability until such time as he has incurred a Break in Service. If any Former Participant is reemployed by the Employer before a Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred. For the purposes of this Plan and for calculating years of participation in the Plan, if a Former Participant is reemployed after a Break in Service has occurred, his Years of Service prior to his Break in Service shall be included subject to the following rules:

            (iv) His pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer.

            (v) Each non-vested Former Participant shall lose credits otherwise allowable under (i) above if his consecutive Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service.

            (vi) After five (5) consecutive Breaks in Service, a Former Participant's Vested account balance attributable to pre-break service shall not be increased as a result of post-break service.

      Separate accounts will be maintained for the Participant's pre-break and post-break Employer derived account balances. Both accounts will share in the earnings and losses of the Trust Fund.

      In determining Years of Service for purposes of the Plan, Years of Service shall be excluded as specified in the Adoption Agreement.

DISTRIBUTION OF BENEFITS: Unless otherwise elected, a Participant who is married on the Annuity Starting Date and begins to receive payments under the Plan on or after his Normal Retirement Age or who begins to receive payments under the Plan on or after the date he attains the Qualified Earliest Retirement Age will receive the actuarial equivalent of his Participant's Account balance in the form of a Qualified Joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty percent (50%) of the rate which such benefits were payable to the Participant, The Participant may, however, elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate at least equal to fifty percent (50%) (e.g. 66-2/3%, 75%, 100%, etc. of the rate payable to the Participant during his lifetime).

      An unmarried Participant will receive his Normal Retirement Benefit in the form of a life annuity unless he elects another form of benefit provided he establishes to the Administrator's satisfaction that he is unmarried.

      If a Participant elects not to receive the form of retirement benefit set forth in subparagraphs above, the Participant (and, if applicable, his spouse), may elect to receive any amount to which he is entitled under the Plan in one or more of the following methods:

            - One lump-sum payment in cash or in property.

            - Payment in monthly, quarterly, semi-annual, or annual cash installment, over a period not exceeding a Participant's life expectancy, or life expectancy of the Participant and his Beneficiary.

            - Purchase of an annuity, with or without life contingencies. However, such annuity may not be in any form that will guarantee payments beyond either the life of the Participant or the life expectancy of the Participant and his Beneficiary, or the life expectancy of the Participant.

 All annuity Contracts distributed under this Plan shall be non-transferable.

      If a Participant's retirement benefits are to be distributed to him and his Beneficiaries over a period that extends beyond the Participant's life expectancy, the present value of the payments to be made over the Participant's life expectancy must be more than 50% of the account balance. This paragraph shall not apply to distributions made to the Participant and his spouse.

      Notwithstanding any provision herein to the contrary, a Participant's retirement benefits will be distributed to him later than April 1 of the calendar year following the later of:

            (5) The calendar year in which he attains Age seventy and one-half (70-1/2), or

            (6) In the case of a Participant other than a "five percent owner" (see the definition of Key Employee), the calendar year in which he retires.

      In the alternative, distributions to a Participant must begin no later than such April 1 and be made over the life of the Participant (or the lives of the Participant and his Beneficiary) or the life expectancy of the Participant (or the joint life expectancy of the Participant and his Beneficiary).

      For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may be redetermined (except in the case of a life annuity), but no more frequently than annually. Life expectancy and joint and last survivor expectancy shall be computed by use of the return multiples contained in applicable regulations. For purposes of the computation the life expectancy of a non-spouse beneficiary may not be recalculated.

      The election not to receive a Qualified Joint and Survivor Annuity may be revoked in writing and new election made at any time during the election period. Any new election will not be effective unless the Participant's spouse consents in writing to such election before the Administrator or a Notary Public.

      If the present value of a Qualified Joint and Survivor Annuity does not exceed $3,500, the Administrator shall make a single sum distribution of such amounts before the Annuity Starting Date without the consent of the Participant and spouse However, no such distribution may be made after the Annuity Starting Date unless the Participant and spouse consent in writing to such distribution.

      If the present value of a Qualified Joint and Survivor Annuity is in excess of $3,500, the Administrator shall distribute such amount before the Annuity Starting Date but only if the Participant directs, and the spouse consents in writing, before the Administrator or a Notary Public, to such distribution.

      The present value of a Qualified Joint and Survivor Annuity will be the account balance as of the date of the distribution.

      With respect to a Participant's election pursuant to Section 6.5(p) not to receive a Qualified Joint and Survivor Annuity or, if the Participant is unmarried a life annuity for Plan Years beginning on or after January 1, 1985, the election must be in writing during the 90-day period ending on the Annuity Starting Date.

      For Plan Years beginning on or after January 1, 1985, with respect to the election not to receive a Qualified Joint and Survivor Annuity, the Administrator will, within a reasonable period before the commencement of benefits, provide the Participant with a non-technical written explanation containing the following information:

      Notwithstanding anything herein to the contrary, any election not to receive a Qualified Joint and Survivor Annuity that is made on or after January 1, 1985, but before the first day of the first Plan Year beginning on or after such date will not be effective unless the Participant's spouse has given her consent thereto in accordance with the procedures for such consent as set forth above. Each new election not to receive the Qualified Joint and Survivor Annuity including any change of beneficiary will require a new spousal consent unless the requirements of ERISA are met.

      The requirements regarding Qualified Joint and Survivor Annuities applicable for Plan Years beginning on or after January 1, 1985 will apply only in the case of Participants who have at least 1 Hours of Service, whether or not attributable to a paid leave of absence, on or after August 23, 1984.

WITHDRAWAL OF VOLUNTARY CONTRIBUTIONS: Subject to the Qualified Election requirements of Article 8 and Section 11.4, any Participant who has made Voluntary Contributions may, upon thirty have paid to him all or any portion of the balance in his Voluntary Contribution subaccount. A Participant who makes a withdrawal under this section shall not be allowed to make any Voluntary Contributions during the six month period following the date of the distribution and will forfeit any matching contribution by the Employer on the Voluntary Contributions withdrawn.

WITHDRAWALS OF ELECTIVE DEFERRAL CONTRIBUTIONS:

            (a)   In General. Subject to the Qualified Election requirements of
                  Article 8 and Section 11.4, a Participant who has made Elective Deferral Contributions may, upon thirty (30) days' notice in writing filed with the Plan Administrator, make withdrawals from his Elective Deferral Contribution subaccount in the event of financial hardship only. The maximum withdrawal from the Participant's Elective Deferral Contribution subaccount is the lesser of the amount of his Elective Deferral Contributions, including earnings and investment gains, or the amount needed to alleviate his financial hardship.

            (b)   Financial Hardship.

                        (i) An in-service withdrawal will be on account of Financial hardship only if the Participants has an immediate and heavy financial need and the withdrawal is necessary to meet the need.

                        (ii) A withdrawal will be deemed to be on account of an immediate and heavy need if it is occasioned by
                              (A) a deductible medical expense incurred by the Participant or his spouse, children or dependent;
                              (B) purchase of the Participant's principal residence (not including mortgage payments); (C) tuition payments for the next semester or quarter of a post-secondary education for the Participants or his spouse, child or dependent; (D) rent or mortgage payments to prevent the Participant's eviction from or the foreclosure of the mortgage on his principal residence; or (E) such other event or circumstance as the Puerto Rico Department of the Treasury permits.

                        (iii) A withdrawal will be deemed necessary to satisfy
                              the Participant's financial needs if either (A) the Participant has made all non-hardship withdrawals and obtained all nontaxable loans available under all of the Employer's qualified retirements plan; or (B) the Participant satisfies such other requirements as may be prescribed by the Puerto Rico Department of the Treasury.

                        (iv) A Participant must establish to the Plan Administrator's satisfaction both that the Participant has an immediate and heavy financial need and that the withdrawal is necessary and heavy financial need withdrawal is necessary to meet the need, as provided in subsections (ii) and
                              (iii) above.

                                    A Participant's application for a hardship
                              withdraw will be in writing on such form and containing such information (or other evidence or materials establishing the Participant's financial hardship) as the Plan Administrator may require. The Plan Administrator's determination of the existence of and the amount needed to meet a financial hardship will be binding on the Participant.

                                    (c) Notwithstanding subsection (b) above,
                              a Participant may make in-service withdrawals from his Elective Deferral Contribution subaccount after he has reached age 59 1/2.

MANNER OF MAKING WITHDRAWALS: Any withdrawal by the Participant under the Plan shall be made only after the Participant files a written request with the Plan Administrator specifying the nature of the withdrawal and the amount of funds requested to be withdrawn. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the withdrawal in a lump sum payment of cash or an in kind distribution to the Participant. In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto. Unless SECTION 8.6 is applicable, if the Participants is married, his Spouse must consent to the withdrawal pursuant to a Qualified Election (as defined in Section 8.4 (c)) within the ninety (90) day period ending on the date of the withdrawal.

LIMITATIONS ON WITHDRAWALS: The Plan Administrator and the Trustee may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year, and the minimum amount a Participant may withdraw on any single occasion.

LOANS TO PARTICIPANTS:

      (a) If elected in the Adoption Agreement, loans may be made to Participants under the following circumstances:

                  (i) loans shall be made available to all Participants on reasonably equivalent basis;

                  (ii) loans shall not be made available to Employees in the Higher Paid Group, officers, or shareholders in an amount greater than the amount made available to other Participants;

                  (iii) loans shall bear a reasonable rate of Interest;

                  (iv)  loans shall be adequately secured; and

                  (v) shall provide for repayment over a reasonable period of time.

      (b) Loans made pursuant to this section ( when added to the outstanding balance of all other loans is obtained pursuant to Section 408 of ERISA.

      (c) Loans made pursuant to this section (when added to the outstanding balance of all other loans made by the plan to the Participant) shall be limited to one-half ( 1/2 ) of the present value of the non-forfeitable accrued of the Participants under the Plan.

      (d) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participants shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

      (e) Any loan made pursuant to this section where the vested interest of the Participant is used to secure such loan shall require the written consent of the Participant's Spouse in a manner consistent with Section 8.4 (c). Such written consent must be obtained within the 90-day period prior to the date the loan is made. However, no spousal consent shall be required under this paragraph if the total accrued benefit subject to the security is not excess of $ 3,500.

      (f) Any loans granted or renewed shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

                  (i) the identity of the person or positions authorized to administer the Participants loan program;

                  (ii)  a procedure for applying for loans;

                  (iii) the basis on which loans will be approved or denied;

                  (iv) limitations, if any, on the types and amounts of loans offered;

                  (v) the procedure under the program for determining reasonable rate of interest;

                  (vi) the types of collateral which may secure a Participant loan; and

                  (vii) the events constituting default and the steps that will be taken to preserve Plan assets.

      Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this section.

DISTRIBUTION OF BENEFITS UPON DEATH: Any death benefits (other than a Survivor Annuity or a Qualified Preretirement Survivor Annuity) to which a deceased Participant's Beneficiary is entitled will be paid by either of the following methods, to be determined in the sole discretion of the Participant (or, if applicable, his Beneficiary):

            -One  lump-sum payment in cash or in property.

            -Payment in monthly, quarterly, semi-annual, or annual cash installments.

      Installment payments will be made over a period to be determined in the sole discretion of the Participant (or, if applicable, his Beneficiary), but not in excess of the life expectancy of the Participant's Beneficiary.

      The Administrator will direct the Trustee to segregate the death benefit within the Trust Fund, or to purchase an annuity Contract from the Insurer.

      Installment payments will be made over a period to be determined in the sole discretion of the Participant (or, if applicable, his Beneficiary), but not in excess of the life expectancy of the Participant's Beneficiary. Installment payments will be as nearly equal as practicable. After installment payments begin, the Administrator, if so directed by the Beneficiary in the Beneficiary's sole discretion and provided that such installment payments are not made through an annuity contract purchased from an Insurer, shall direct the Trustee to reduce the period over which the installment payments will be made and the Trustee will adjust the cash amount of installment accordingly.

      The Administrator, if so directed by the Beneficiary in the Beneficiary's sole discretion, shall direct the Trustee at any time to either accelerate any installment payment to a Participant's Beneficiary, or purchase an annuity Contract with all monies or properties held in the segregated Trust Fund.

      If a Retired Participant has started to receive his Normal Retirement Benefit and dies before his entire Vested interest has been distributed to him in accordance with Section 6.5, the balance of his interest in the Plan will be distributed at least as rapidly as under the method of distribution being used on the date of his death.

      If a Participant dies before he has begun to receive any distribution of his interest in the Plan, his entire Vested interest will be distributed to his Beneficiaries within five years after the date of his death.

      The preceding paragraph will not apply to any portion of a deceased Participant's Vested interest which is paid over the life of the Participant's designated Beneficiary (or over a period not extending beyond the life expectancy of the designated Beneficiary) provided distribution begins no later than one year after the date of the Participant/s death.

      Notwithstanding the foregoing, if a Participant's spouse is his designated Beneficiary, the date distribution must begin shall be no later than the date on which the deceased Participant would have reached Age seventy and one-half (70-1/2). If the surviving spouse dies before the distributions to such spouse begin, the requirements of paragraphs above will apply as if the spouse were the Participant.

      For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may be redetermined, but no more frequently than annually, by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations. This paragraph will not apply if a Participant's benefits are paid in the form of a life annuity. In addition, in the case of any designated beneficiary other than the Participant/s spouse, life expectancy will be calculated at the time payment first commences and payments for any 12 consecutive months period will be based on such life expectancy minutes the number of whole years passed since distribution first commenced.

      Notwithstanding the other requirements of this article and subject to the joint and survivor annuity requirements, distribution on behalf of any Employee, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  (i) The distribution by the trust is one which would not have disqualified such trust.

                  (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                  (iii) Such designation was in writing, was signed by the
                        Employee or the Beneficiary, and was made before January 1, 1984.

                  (iv) The Employee had accrued a benefit under the plan as December 31, 1983.

                  (v) The method of distribution designated by the Employee or the Beneficiary specified the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority. The method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

      A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

      For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (i) and (v) above.

      If a designation is revoked, any subsequent distribution must satisfy the requirements of the Code as amended. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

      With respect to the distribution of a Qualified Preretirement Survivor Annuity, if the present value of a Qualified Preretirement Survivor Annuity does not exceed $3,500, the Administrator shall make a single sum distribution of such amount before the Annuity Starting Date without the consent of the surviving spouse. However, no distribution may be made after the Annuity Starting Date unless the surviving spouse consents in writing to such distribution.

      If the present value of a Qualified Preretirement Survivor Annuity is in excess of $3,500, the Administrator shall make a single sum distribution of such amount before the Annuity Starting Date only if the surviving spouse consents in writing to such distribution before the Administrator or a Notary Public.

      The present value of a Qualified Preretirement Survivor Annuity will be the account balance as of the date of the distribution.

TIME OF SEGREGATION FOR DISTRIBUTION: Subject to the requirements of the Plan and notwithstanding any other provision to the contrary, whenever the Trustee is to make a distribution or to commence a series of payments on, or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

            -the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein,

            -the 10th anniversary of the year in which the Participant commenced participation in the Plan, or,

            -the date the Participant terminates his service with the Employer.

DISTRIBUTION FOR MINOR BENEFICIARY: In the event a distribution is to be made to a minor, the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gifts to Minors Act if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment shall fully discharge the Trustee, Employer, and Plan from further liability on account of such distribution.

LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN: In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant or Beneficiary is located subsequent to this benefit being forfeited, such benefit shall be restored.

NO SUSPENSION OF BENEFITS: In the event a Participant receiving benefits continues his employment or recommences employment with the Employer, his benefits will continue unchanged.

                                   ARTICLE V
                                    TRUSTEES

RESPONSIBILITIES OF THE TRUSTEE: The Trustee shall have the power and responsibility indicated in the Trust Agreement executed between the Employer and the Trustee.

                                   ARTICLE VI
                                   VALUATIONS

VALUATION OF THE TRUST FUND: The Administrator shall direct the Trustee, as of each Valuation date, and at such other date or dates deemed necessary by the Administrator, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

METHOD OF VALUATION: In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion employ one or more appraisers for that purpose and rely on the value established by such appraiser or appraisers.

                                   ARTICLE III
                       AMENDMENT, TERMINATION, AND MERGERS

BANK'S POWER TO AMEND: The Bank may amend any part of the Plan, Deed of Trust, or Adoption Agreements at any time and from time to time.

AMENDMENT: The Employer shall have the right at any time and from time to time to amend, in whole or in part, any or all of the elective provisions of the Adoption Agreement including but not limited to amendments stated in the Adoption Agreement which allow the Plan to avoid duplication of minimum benefits because of the required aggregation of multiple plans. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates, no such amendment shall cause any reduction in the account balance of any Participant, eliminate an optional form of distribution, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent.

      Notwithstanding the preceding sentence, a Participant's Account balance may not be reduced to the except to the extent permitted under regulations . In addition, no amendment to the Plan shall have the effect of decreasing a Participant/s Vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. Any Plan amendment shall become effective upon delivery of a new duly executed Adoption Agreement, provided that the Trustee shall, in writing consent to the terms of such amendment. If the Employer amends any provision other than those contained in the Adoption Agreement, it shall no longer participate in the Master or Prototype Plan, but will be considered to have an individually designed plan.

      Subject to the above, the Employer expressly delegates authority the Plan Administrator, the right to amend this Plan by submitting a copy of the amendment to each Employer who has adopted this Plan after first having received a ruling or favorable determination from the Puerto Rico Treasury Department that the Plan as amended qualifies under Section 1165(a) of the Code and the Act.

AMENDMENT BY ADOPTING EMPLOYER: Subject to giving written notice to the Bank by delivery of the copy of the change signed by the Employer, the Employer may change its choice of options in the Adoption Agreement.

TERMINATION: The Employer shall have the right any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any termination (full or partial) or complete discontinuance of contributions, all amounts credited to the affected Participant's Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions thereof Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either a:.

            -complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one lump-sum payment as soon as the Trustee deems it to be in the best interests of the Participants, but in no event later than two years after such termination, or

           -continuation of the Trust created by this Agreement and distribution of benefits at such time and in such manner as though the Plan had not been terminated.

MERGER OR CONSOLIDATION: The Plan and Trust may be merged or consolidated with, or its assets and liabilities may be transferred to, any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                   ARTICLE VII
                                   DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below;

"ACCOUNT" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest resulting from the contributions to the Plan.

"ACTUAL DEFERRAL PERCENTAGE" for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (x) the amount of Elective Deferral Contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (y) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). At the election of the Employers, Elective Deferrals may include Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, and Employee who would be a Participant but for the failure to make Elective Deferral Contributions shall be treated as a Participant on whose behalf no Elective Deferral Contributions are made.

"ADMINISTRATOR" means the person or persons designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

"ADOPTION AGREEMENT" means the separate agreement which is executed by the Employer and accepted by the Trustee and Administrator which sets forth the provisions of the Plan and Trust adopted by the Employer.

"AFFILIATED EMPLOYERS" the Employers and any corporation which is a member of a controlled group of corporations (as defined in Section 210 (c) of the ERISA) which includes the Employers, or any trade or business (whether or not incorporated) which is under common control (as defined in Section 210 (d) of the ERISA) with the Employer.

"AGGREGATE ACCOUNT" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant whether attributable to Employer or Employee contributions.

"AGREEMENT" shall mean this instrument and Adoption Agreement, including all amendments thereto.

"ALTERNATE PAYEE" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, a Participant/s benefits payable under the Plan.

"ANNIVERSARY DATE" means the last day of the Plan Year specified in the Adoption Agreement.

"AUTHORIZED LEAVE OF ABSENCE" means a period during which an Employee ceases active employment with the employer in accordance with an established nondiscriminatory policy, whether such cessation of employment is caused by the employee/s illness, military service, or any other reason. An Authorized Leave of Absence will cause a Break in Service.

"BANK" EuroBank, a bank organized and existing under the laws of the Commonwealth of Puerto Rico.

"BENEFICIARY" or "BENEFICIARIES" means the person or persons, estate or trust to whom the share of a deceased Participant's Aggregate Account is payable, as provided in the Plan.

"BREAK IN SERVICE" shall mean, (a) if the 1,000 hour method is specified in the Adoption Agreement, a Plan Year during which an Employee has not completed more than 500 hours of Service with the Employer, for reasons other than absences referred to in the Plan, except for a Plan Year in which the Employee becomes a Participant, retires, dies, or suffers Total and Permanent Disability, or (b) if the elapsed time method is specified in the Adoption Agreement, a Period of Severance of at least 12 consecutive months.

"CODE" means the Puerto Rico Internal Revenue Code of 199, as it may be amended from time to time.

"COMPENSATION" with respect to any Participant means such Participant's compensation for a Plan Year, or the taxable year/Fiscal Year of the Employer, or the calendar year ending with or within the Plan Year of the Limitation Year as specified in the Adoption Agreement. Amounts contributed by the Employer under this Plan and any other plan of deferred compensation to which the Employer makes contributions and any other non-taxable fringe benefits shall not be considered as Compensation.

"DOMESTIC RELATIONS ORDER" means any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is made pursuant to a state domestic relations law.

"EARNED INCOME" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earning will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by deductible contributions by the Employer to a qualified retirement plan.

"EFFECTIVE DATE" the first day of the first Plan Year for which the Plan is effective as specified in the Adoption Agreement.

"ELECTIVE DEFERRAL CONTRIBUTIONS" any contributions made to the Plan and Trust at the election of the

Participant under Section 4.4 and Adoption Agreement. Which respect to any Plan Year, a Participant's Elective Deferral Contributions is the sum of all contributions made on behalf of such Participants pursuant to a qualified cash or deferred arrangement described in Section 1165 (e).

"ELIGIBLE EMPLOYEE" means any Employee who has satisfied the eligibility requirements specified in the Adoption Agreement, other than a non-resident alien who receives no earned income from the Employer which constitutes income from sources within the United States.

"EMPLOYEE" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor. Except as provided in the Adoption Agreement and in the Plan, all Employees of all corporations which are members of a controlled group of corporations, as defined in Section of the Code, of which the Employer is a member, and all Employees of all trades or businesses, whether or not incorporated, which are under common control with the Employer will be treated as employed by a single employer. The term Employee will also include a Leased Employee.

"EMPLOYER" shall mean the Employer as specified in the Adoption Agreement, any Participating Employer who has adopted an executed the Adoption Agreement, any successor which shall maintain this Plan, and any predecessor which has maintained this Plan.

"ENTRY DATES" the date elected by the Employer in the Adoption Agreement.

"ERISA OR THE ACT" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

"EUROBANK RETIREMENT Master PROGRAM AND TRUST"

"EXCESS CONTRIBUTION" those Elective Deferral Contributions by a Participant to the extent such Elective Deferral Contributions for a Plan Year exceed the limitations in the code.

"EXCESS ELECTIVE DEFERRALS" those Elective Deferral Contributions by a Participant that are includible in a Participant's gross income under Section 1165 (e) (7) of the Code to the extent such Elective Deferral Contributions for a taxable year exceed the dollar limitation under such code section.

"FIDUCIARY" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including but not limited to the Trustee, the Employer and its representative body and the Administrator.

"FISCAL YEAR" means the Employer's accounting year.

"FORFEITURE" means that portion of a Participant's Account that is not Vested and is forfeited pursuant to - the Plan rules.

"HIGHER PAID GROUP" all employees eligible to make Elective Deferral Contributions to the Plan Trust and

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

more highly compensated than two-thirds of all other Employees of the same Employer eligible to make Elective Deferral Contributions under the Plan.

"HOUR OF SERVICE" shall mean (1) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer for the performance of duties. These hours will be credited to the Employee for the computation period for which the duties are performed' (2) each hour for which an Employee is directly or indirectly compensated or entitled to Compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence) and (3) each hour for which back pay is awarded or agreed to by the Employer, without regard to mitigation of damages. The same Hours of Service shall not be credited both under (1), (2), as the case may be, and under (3). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

      Notwithstanding (2) above, if the 1,000 hour method is adopted in the Adoption Agreement, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period)' (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

      The provisions of Department of Labor regulations 2530. 200b-2(b) and (c) are incorporated herein by reference.

      Solely for purposes of determining whether a Break in Service has occurred in a computation period, an individual who is absent from work for Maternity or Paternity Leave, shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited for any Maternity or Paternity Leave shall be credited (*1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

"INTEGRATION LEVEL" the Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement.

"LOWER PAID GROUP" all Employees who are not in the Higher Paid Group.

"INSURER" means any insurance company which has issued one or more Contracts which are held by this Plan and Trust.

"INVESTMENT MANAGER" means any person, firm or corporation that is registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, and (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing that is a Fiduciary.

"LATE RETIREMENT DATE" means the Date a Participant actually retires after having reached his Normal Retirement Date.

"MATERNITY OR PATERNITY LEAVE" means that the absence of an Employee for any period because of'

                  (a)   the pregnancy of the Employee'

                  (b)   the birth of a child of the Employee'

                  (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                  (d) the need to care for such child for a period beginning immediately following the child's birth or placement as set forth above.

"NET PROFITS" means current and accumulated earnings of the Employer before federal, state and local taxes and contributions to this had any other qualified plan unless otherwise defined in the Adoption Agreement.

"NORMAL RETIREMENT AGE" means the age specified in the Adoption Agreement as the time at which a Participant shall become eligible to receive his normal retirement benefit A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age. In the event a mandatory retirement age is enforced by the Employer which is less than the Normal Retirement Age specified in the Adoption Agreement, such mandatory age shall be deemed to be the Normal Retirement Age.

"NORMAL RETIREMENT DATE" means the date specified in the Adoption Agreement on which a Participant shall become eligible to have his benefits distributed to him.

"OWNER-EMPLOYEE" means, with respect to an unincorporated business, a sole proprietor who owns the entire interest in the Employer or a partner who owns more than ten percent (10%) of either the capital interest or the profit interest in the Employer and who receives Earned Income from the Employer.

"PARTICIPANT" shall mean any Eligible Employee who elects to participate in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

"PLAN" shall mean this Plan and the Adoption Agreement as adopted by the Employer.

"PLAN ADMINISTRATOR" the person, persons or entity appointed by the Employer pursuant to Article 12 to manage and administer the Plan.

"PLAN YEAR" means the Plan's accounting year as specified in the Adoption Agreement.

"PLAN YEAR OF SERVICE" shall mean, (a) if the 1,000 hour method is specified in the Adoption Agreement, a Plan Year during which an Employee is a Participant and completes 1,000 Hours of Service, or (b) if the elapsed time method is specified, twelve (12) Months of Service by an Employee who is a Participant.

"QUALIFIED DOMESTIC RELATIONS ORDER" means any Domestic Relations Order that (1) creates, recognizes, or assigns to an Alternate Payee the right to receive all or a portion of Participant's benefits payable hereunder and (2) meets the requirements of Erisa.

"QUALIFIED EARLIEST RETIREMENT AGE" means the earliest date under the Plan that the Participant could elect (without regard to any requirement that approval of early retirement be obtained) to receive retirement benefits (other than disability benefits).

"QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity payable for the life of the Participant which provides a survivor benefit for the life of the Participant's spouse which is not less than one-half of, or greater than, the amount of the annuity payable during the joint lives of the Participant and his spouse. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's Vested account balance.

"QUALIFIED MATCHING CONTRIBUTION" Contributions made by the Employer and allocated to the Participant's Elective Deferral Contributions subaccount which
(x) are nonforfeitable when made, and (y) are distributable only in accordance with the distribution provisions that are applicable to Elective Deferral Contributions.

"QUALIFIED NON- ELECTIVE CONTRIBUTIONS" Contributions made by the Employer and allocated to the Participant's Elective Deferral Contributions subaccount which
(x) the Participants may not elect to receive in cash until distribution from the Plan, (y) are nonforfeitable when made, and (z) are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals Contributions.

"QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means an Annuity for the life of the Participant's spouse, the payments of which are equal to the amount of the benefit which can be purchase by the death benefit under the Plan.

"RETIRED PARTICIPANT" means a person who has been a Participant, and who is entitled to retirement benefits under the Plan.

"RETIREMENT DATE" means the date as of which a Participant who does not remain employed beyond his Normal Retirement Date actually retires for reasons other than Total and Permanent Disability.

"ROLLOVER CONTRIBUTIONS" the contributions of an Employee to the Plan and Trust, as set forth in section 4.5 and the Adoption Agreement.

"SELF-EMPLOYED INDIVIDUAL" means an Employee who has Earned Income for the Plan Year or who would have had Earned Income but for the fact that the Employer had no Net Profits for the Plan Year.

"TAXABLE WAGE BASE" means, with respect to any Plan Year, the maximum amount which is considered wages as of the first day of that Plan Year under Section 312(a)(1) of the Code.

"TERMINATED PARTICIPANT" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

"TOTAL AND PERMANENT DISABILITY" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders in incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

"TRUSTEE" shall mean the Trustee named in the Adoption Agreement and any duly qualified successor Trustee.

"TRUST FUND" means the assets of the Plan and Trust as the same shall exist from time to time.

"VALUATION DATE" means the last date of each Plan Year as of which account balances or accrued benefits are valued.

"VESTED" means the portion of a Participant/s Account that is not nonforfeitable.

"VOLUNTARY CONTRIBUTION ACCOUNT" shall mean the separate account established and maintained by the Administrator for each Participant with respect to his interest in the Plan resulting from the Participant's non-deductible voluntary contributions made pursuant to this Agreement.

"YEAR OF SERVICE" shall mean, (a) if the 1,000 hour method is specified in the Adoption Agreement, the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1,00 Hours of Service, or (b) if the elapsed time method is specified, twelve (12) Months of Service.

                                   ARTICLE VIV
                                  MISCELLANEOUS

EMPLOYER ADOPTIONS: Any organization may become the Employer hereunder by executing the Adoption Agreement and it shall provide such additional information as the Trustee may require. The consent of the Trustee to act as such shall be signified by its execution of the Adoption Agreement.

      The affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other Employer and its participants hereunder.

      The Employer shall immediately notify the trustee of any determination that its Plan is unqualified and does not meet the requirements of Section 1165(a) of the Code, and such Plan shall no longer be considered a plan established through adoption with this prototype Plan. In such event, the Trustee shall transfer the Trust Fund in accordance with the Employer's instructions within one year of such notification.

AGGREGATION RULES:

                  (a) If this Plan provides contributions or benefits for one more Owner-Employees who control one more Owner-Employees who control one or more other trades or business, the employees of the other trades or business must be included in a plan which satisfies
                        Section 165 (a) of the PRITA and which provided for the Owner-Employees under this Plan.

                  (b) If the Plan provides contributions or benefits for one or more Owner-Employer who control one or more other trades or business, the employees of the other trades or business must be included in a plan which satisfies
                        Section 165 (a) of the PRITA and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

                  (c) If an individual is covered as a Owner-Employee under the plans of two or more trades or business which are not controlled and the individual controls a trade or business, then the contribution or benefits which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

                  (d) For purposes of paragraphs (a), (b), and (c), an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

                  (i) own the entire interest in an unincorporated trade or business; or

                  (ii) in the case of a special partnership, own more than fifty percent (50%) of either the capital interest or the profit interest in a special partnership.

      For the purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning an interest in a partnership which is owned directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

FAILURE OF QUALIFICATION: If this Plan or any part of it fails to attain or retain qualification, such plan will no longer be part of the program and its assets will be held by the Trustee in a separate trust.

APPLICABLE LAW: Except to the extent otherwise required by ERISA, this Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Puerto Rico.

INVALIDITY OF CERTAIN PROVISIONS: If any provisions of this Plan Shall be held invalid or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent or unenforceable, had not been included.

PARTICIPANT'S RIGHTS: This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

ALIENATION: No benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrances, or charge, and any attempt to assignment, pledge, encumbrances, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not recognized by the Trustee. This provision shall not, however, preclude the Trustee from complying with a Qualified Domestic Relations Order and it shall also not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement and at the time a distribution is to be made to or for his benefit, such proportion of the amount distributed as shall equal such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from his Participant's Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Account, he shall be entitled to a review of the validity of the claim.

      In the event a Participant's benefits are garnished or attached by order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

CONSTRUCTION OF AGREEMENT: This Plan shall be construed and enforced according to the Act and the laws of the State or Commonwealth in which this Plan was executed, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

GENDER AND NUMBER: Wherever any words are used here in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

LEGAL ACTION: In the event any claim, suit, or proceeding is brought regarding the Plan or Trust Fund established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

PROHIBITION AGAINST DIVERSION OF FUNDS: It shall be impossible by operation of the Plan or of the Trust Fund, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of the Trust Fund or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, retired Participants, or their Beneficiaries.

RECEIPT AND RELEASE FOR PAYMENTS: Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may required such Participant, legal representative. Beneficiary, guardian, or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such forms as shall be determined by the Trustee or Employer.

ACTION BY THE EMPLOYER: Whenever the Employer under the terms of this Agreement if permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY: The "Named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan. In general, the Employer shall have the sole responsibility to make the contributions provided for; to appoint and remove the Trustee, the Administrator, and any Investment Manager which may be provided for under this Agreement' to formulate the Plan's "funding policy and method" and to amend the elective provisions of the Adoption Agreement or terminate the Plan, in whole or in part. The Administrator shall have the sole responsibility for the administration of the Plan. The Trustee shall have the sole responsibility for the management of the assets held in the Trust Fund, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of such assets, all as specifically provided in this Agreement. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan.

      Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under this Plan, and is not required under this Agreement to inquire into the property of any such direction, information, or action. It is intended that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value Any person or group may serve in more than one Fiduciary capacity.

HEADINGS: The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

APPROVAL BY THE PUERTO RICO INTERNAL REVENUE DEPARTMENT: The Employer, upon its initial execution of a non-standardized Adoption Agreement, or upon an amendment of any of its elective provisions, shall promptly cause an application to be filed by or on behalf of the Plan with the Puerto Rico Internal Revenue Department requesting a determination letter that the Plan as adopted or amended by the Employer qualified as a tax-exempt Plan under Sections 1165 of the Code.

      Notwithstanding anything herein to the contrary, if, pursuant to such application, the Secretary of the Internal Revenue Department or his delegate should determine that the Plan does not initially qualify as tax-exempt Plan under the Code, then the Plan shall be void ab initio and all amounts contributed to the Plan by the Employer, less expenses paid, shall be returned within one year after the date the initial qualification is denied, and the Plan shall terminate.

      Notwithstanding anything herein to the contrary, if, pursuant to such application, the Secretary or his delegate should determine that the Plan as amended or restated does not qualify as a tax-exempt Plan under the Code, then in the event that a contribution is made to the Plan conditioned upon qualification of the Plan as amended, such contribution must be returned to the Employer upon the determination that the amended Plan fails to qualify under the Code provided that:

            (1) The Plan amendment is submitted to the Internal Revenue Service for qualification within one year from the date the amendment is adopted, and

            (2) Such contribution that was made conditional upon Plan requalification is returned to the Employer within one year after the date the Plan's requalification is denied.

      Any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (l)year following the disallowance.

UNIFORMITY: All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

                                   ARTICLE VII
                             PARTICIPATING EMPLOYERS

ELECTION TO BECOME A PARTICIPATING EMPLOYER: Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or other entity, whether an affiliate or subsidiary or not, may adopt this Plan and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

      Each such Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer.

REQUIREMENTS OF PARTICIPATING EMPLOYERS: Each such Participating Employer shall be required to use the same Trustee as the Employer maintaining the Plan. The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as increments thereof. The transfer of any Participant from or to an Employer participating in the Plan whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor and his length of participation in the Plan, shall continue to his credit.

      All rights and values forfeited by termination of employment shall inure only to the benefit of the participating Employer in the case of a Money Purchase Plan or Assumed Benefit Plan, or to the Participants of that Employer, in the case of a Profit Sharing Plan.

      Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employer by such Employer bears to the total amount standing to the credit of all Participants.

DESIGNATION OF AGENT: Each participating Employer shall be deemed to be a part of this Plan;

provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each participating Employer shall be deemed to have designated irrevocably the Employer maintaining this Plan as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

PARTICIPATING EMPLOYERS CONTRIBUTION: The contributions made by each participating Employer, shall be determined separately on the basis of total Compensation paid to its Employees, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Employer and their Beneficiaries.

The Trustee and Administrator shall keep separate books and records concerning the affairs of each Employer hereunder and as to the accounts and credits of the Employees of each Employer. The Trustee may, but need not, register Contracts so as to evidence the participating Employee.

AMENDMENT: Amendment of this Plan at any time when there shall be more than one Participating Employer hereunder shall only be by the written action of every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

DISCONTINUANCE OF PARTICIPATION: Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Employer to such new Trustee as shall have been designated by such Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for such Participants pursuant to the provisions of Article VII hereof.

ADMINISTRATORS AUTHORITY: The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Employers and Participants, to effectuate the purpose of this Article.